UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 16, 2021 (March 11, 2021)

ROSS ACQUISITION CORP II
(Exact name of registrant as specified in its charter)

Cayman Islands	001-40201	98-1578557
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Pelican Lane
Palm Beach, Florida  33480
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (561) 655-2615

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-third of one redeemable warrant	ROSS.U	The New York Stock Exchange
Class A ordinary shares, $0.0001 par value	ROSS	The New York Stock Exchange
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	ROSS WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On March 16, 2021, Ross Acquisition Corp II (the “Company”) consummated its initial public offering (“IPO”) of 34,500,000 units (the “Units”), including the issuance of 4,500,000 Units as a result of the underwriters’ in the IPO (the “Underwriters”) exercise of their over-allotment option in full.  Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-third of one redeemable warrant of the Company (each whole warrant, a “Warrant”), with each Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share, subject to adjustment.  The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $345,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-252633) for the IPO, initially filed with the U.S. Securities and Exchange Commission (the “Commission”) on February 2, 2021, as amended (the “Registration Statement”):

•
An Underwriting Agreement, dated March 11, 2021, by and between the Company and BofA Securities, Inc. and Credit Suisse Securities (USA) LLC, as representatives of the several underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

•
A Warrant Agreement, dated March 16, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

•
Letter Agreements, dated March 16, 2021, between the Company and each of its officers and directors, a copy of the form of which is attached as Exhibit 10.1 hereto and incorporated herein by reference;

•	A Letter Agreement, dated March 16, between the Company and Ross Holding Company LLC (the “Sponsor”) a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference;

•	Indemnity Agreements, dated March 16, 2021, between the Company and each of its officers and directors, a form of which is attached as Exhibit 10.3 hereto and incorporated herein by reference;

•
An Investment Management Trust Agreement, dated March 16, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

•
A Registration and Shareholders Rights Agreement, dated March 16, 2021, by and among the Company, the Sponsor and the other holders party thereto, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

•
A Private Placement Warrants Purchase Agreement, dated March 11, 2021, by and between the Company and the Sponsor (the “Private Placement Warrants Purchase Agreement”), a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

•	An Administrative Services Agreement, dated March 16, 2021, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.7 hereto and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Warrants Purchase Agreement, the Company completed the private sale of 5,933,333 warrants (the “Private Placement Warrants”) to the Sponsor at a purchase price of $1.50 per Private Placement Warrant, generating gross proceeds to the Company of $8,900,000.  The Private Placement Warrants are identical to the Warrants included as part of the Units sold in the IPO, except that the Private Placement Warrants, so long as they are held by the Sponsor or its permitted transferees, (i) are not redeemable by the Company, (ii) may not (including the Class A Ordinary Shares issuable upon exercise of the warrants), subject to certain limited exceptions, be transferred, assigned or sold until 30 days after the completion of the Company’s initial business combination, (iii) may be exercised on a cashless basis and (iv) are entitled to registration rights.  No underwriting discounts or commissions were paid with respect to such sale.  The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.03.	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On March 1, 2021, in connection with the IPO, the Company adopted its Amended and Restated Memorandum and Articles of Association (the “Amended Charter”), effective the same day.  The terms of the Amended Charter are set forth in the Registration Statement and are incorporated herein by reference.  A copy of the Amended Charter is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01.	Other Events.

A total of $345,000,000, comprised of $338,100,000 of the proceeds from the IPO (which amount includes $12,075,000 of the underwriters’ deferred discount) and $6,900,000 of the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A. maintained by Continental Stock Transfer & Trust Company, acting as trustee.  Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes and up to $100,000 of interest to pay dissolution expenses, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any of the Class A Ordinary Shares included in the Units sold in the IPO (the “public shares”) properly submitted in connection with a shareholder vote to amend the Company’s Amended Charter (A) to modify the substance or timing of the Company’s obligation to allow redemption in connection with its initial business combination or to redeem 100% of the public shares if it does not complete its initial business combination within 24 months from the closing of the IPO or (B) with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity or (iii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 24 months from the closing of the IPO, subject to applicable law.

On March 11, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated March 11, 2021, by and among the Company and BofA Securities, Inc. and Credit Suisse Securities (USA) LLC, as representatives of the several underwriters.
3.1	Amended and Restated Memorandum and Articles of Association.
4.1	Warrant Agreement, dated March 16, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
10.1	Form of Letter Agreement, dated March 16, 2021, by and among the Company, its each of its executive officers and its directors.
10.2	Letter Agreement, dated March 16, 2021, between the Company and Ross Holding Company LLC.
10.3	Form of Indemnity Agreement, dated March 16, 2021, between the Company and each of its officers and directors.
10.4	Investment Management Trust Agreement, dated March 16, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.5	Registration Rights Agreement, dated March 16, 2021, by and among the Company, Ross Holding Company LLC and the other holders party thereto.
10.6	Private Placement Warrants Purchase Agreement, dated March 11, 2021, by and between the Company and Ross Holding Company LLC.
10.7	Administrative Services Agreement, dated March 16, 2021, by and between the Company and Ross Holding Company LLC.
10.8	Securities Subscription Agreement, dated January 22, 2021, between the Registrant and the Sponsor
99.1	Press Release, dated March 11, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROSS ACQUISITION CORP II

By:	/s/ Wilbur L. Ross, Jr.
Name:	Wilbur L. Ross, Jr.
Title:	Chief Executive Officer and Director

Dated:  March 16, 2021